                                                                   EXHIBIT 17(a)

                                      PROXY

                             THE GOVETT FUNDS, INC.
                               3200 HORIZON DRIVE
                         KING OF PRUSSIA, PA 19406--0903

                    Proxy for Special Meeting of Shareholders
                                 August 4, 2000

                This Proxy is Solicited on Behalf of the Board of
                      Directors of The Govett Funds, Inc.

The undersigned Shareholder(s) of the Govett Global Income Fund ("the Fund"), of The Govett Funds, Inc. ("Govett"), hereby appoint(s) Colin J. Kreidewolf and John Hunt, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ("the "Meeting") of Govett to be held on Friday, August 4, 2000, and any adjournment thereof, to vote all of the shares of the Fund that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE GOVETT FUNDS, INC.

VOTE ON PROPOSALS

1. Proposal to reorganize the Govett Global Income Fund with and into the ARK Income Portfolio.

                 FOR              AGAINST           ABSTAIN
                 / /                / /               / /

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Directors.

     Your signature (s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

                                            Date ____________

                            /
________________________________________________________
Shareholder sign here               Co-owner sign here

                                      PROXY

                             THE GOVETT FUNDS, INC.
                               3200 HORIZON DRIVE
                         KING OF PRUSSIA, PA 19406--0903

                    Proxy for Special Meeting of Shareholders
                                 August 4, 2000

                 This Proxy is Solicited on Behalf of the Board
                     of Directors of The Govett Funds, Inc.

The undersigned Shareholder(s) of the Govett Smaller Companies Fund ("the Fund"), of The Govett Funds, Inc. ("Govett"), hereby appoint(s) Colin J. Kreidewolf and John Hunt, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ("the "Meeting") of Govett to be held on Friday, August 4, 2000, and any adjournment thereof, to vote all of the shares of the Fund that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE GOVETT FUNDS, INC.

VOTE ON PROPOSALS

1. Proposal to reorganize the Govett Smaller Companies Fund with and into the ARK Small-Cap Equity Portfolio.

                  FOR              AGAINST            ABSTAIN
                  / /                / /                / /

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Directors.

     Your signature (s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

                                            Date ____________

                           /
________________________________________________________
Shareholder sign here               Co-owner sign here

                                      PROXY

                             THE GOVETT FUNDS, INC.
                               3200 HORIZON DRIVE
                         KING OF PRUSSIA, PA 19406--0903

                    Proxy for Special Meeting of Shareholders
                                 August 4, 2000

                 This Proxy is Solicited on Behalf of the Board
                     of Directors of The Govett Funds, Inc.

The undersigned Shareholder(s) of the Govett Emerging Markets Equity Fund ("the Fund"), of The Govett Funds, Inc. ("Govett"), hereby appoint(s) Colin J. Kreidewolf and John Hunt, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ("the "Meeting") of Govett to be held on Friday, August 4, 2000, and any adjournment thereof, to vote all of the shares of the Fund that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE GOVETT FUNDS, INC.

VOTE ON PROPOSALS

1. Proposal to reorganize the Govett Emerging Markets Equity Fund with and into the ARK Emerging Markets Equity Portfolio.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Directors.

     Your signature (s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

                                            Date ____________

                             /
________________________________________________________
Shareholder sign here               Co-owner sign here

                                      PROXY

                             THE GOVETT FUNDS, INC.
                               3200 HORIZON DRIVE
                         KING OF PRUSSIA, PA 19406--0903

                    Proxy for Special Meeting of Shareholders
                                 August 4, 2000

                 This Proxy is Solicited on Behalf of the Board
                     of Directors of The Govett Funds, Inc.

The undersigned Shareholder(s) of the Govett International Equity Fund ("the Fund"), of The Govett Funds, Inc. ("Govett"), hereby appoint(s) Colin J. Kreidewolf and John Hunt, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ("the "Meeting") of Govett to be held on Friday, August 4, 2000, and any adjournment thereof, to vote all of the shares of the Fund that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE GOVETT FUNDS, INC.

VOTE ON PROPOSALS

1. Proposal to reorganize the Govett International Equity Fund with and into the ARK International Equity Selection Portfolio.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /


2. Proposal to reorganize the Govett International Equity Fund with and into the ARK International Equity Portfolio, if shareholders of ARK International Equity Selection Portfolio do not approve certain changes.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /


3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Directors.

     Your signature (s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

                                            Date ____________

                             /
________________________________________________________
Shareholder sign here               Co-owner sign here